UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 15, 2025 (September 9, 2025)
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CoreWeave, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-42563	82-3060021
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
290 W Mt. Pleasant Ave., Suite 4100 Livingston, NJ		07039
(Address of registrant's principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (973) 270-9737
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Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.000005 par value per share	CRWV	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 9, 2025, CoreWeave, Inc. (the “Company”) and NVIDIA Corporation (“NVIDIA”) entered into a new order form (the “Order Form”) under the existing Master Services Agreement (“MSA”) dated as of April 10, 2023, which has an initial value of $6.3 billion, that establishes an arrangement with respect to the sale by the Company of reserved cloud computing capacity to its customers and provides NVIDIA access to any residual unsold cloud computing capacity. Under the terms of agreement, in instances where the Company’s datacenter capacity is not fully utilized by its own customers, NVIDIA is obligated to purchase the residual unsold capacity through April 13, 2032, subject to any termination described below and satisfaction of delivery and availability of service requirements. The Company has determined that the MSA is a material agreement within the meaning of Item 1.01 of Form 8-K because the MSA is no longer immaterial in amount or significance. The MSA will remain in place until either all outstanding orders under the MSA are expired or terminated, or the MSA is otherwise terminated in accordance with its terms. Either party may terminate the MSA (and any order thereunder) (i) upon 30 days’ written notice to the other party of a breach or (ii) if the other party becomes subject to a bankruptcy petition or other insolvency proceeding, receivership, liquidation or assignment for the benefit of creditors and such proceedings are not dismissed within 90 days. The MSA contains customary provisions regarding representations and warranties, indemnification, and limitations on liabilities. In addition to the MSA, NVIDIA supplies the Company with NVIDIA GPUs and is a stockholder of the Company.

The foregoing description of the MSA is qualified in its entirety by reference to the text of the MSA, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2025.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 15, 2025

COREWEAVE, INC.

By:	/s/ Michael Intrator
Name:	Michael Intrator
Title:	Chief Executive Officer